EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS OCTOBER 2004

OPERATIONAL PERFORMANCE

HOUSTON, Nov. 1, 2004 - Continental Airlines (NYSE: CAL) today reported an October consolidated (mainline plus regional) load factor of 78.3 percent, 4.7 points above last year's October consolidated load factor, and a mainline load factor of 78.9 percent, 4.8 points above last year's October mainline load factor. The carrier reported a domestic mainline load factor of 79.0 percent, 4.6 points above October 2003, and an international mainline load factor of 78.6 percent, 5.1 points above October 2003. All four were operational records for October.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 87.7 percent and a mainline completion factor of 99.9 percent.

In October 2004, Continental flew 6.2 billion consolidated revenue passenger miles (RPMs) and 7.9 billion consolidated available seat miles (ASMs), resulting in a traffic increase of 14.5 percent and a capacity increase of 7.7 percent as compared to October 2003. In October 2004, Continental flew 5.5 billion mainline RPMs and 7.0 billion mainline ASMs, resulting in a mainline traffic increase of 13.7 percent and a mainline capacity increase of 6.7 percent as compared to October 2003. Domestic mainline traffic was 3.2 billion RPMs in October 2004, up 6.7 percent from October 2003, and domestic mainline capacity was 4.0 billion ASMs, up 0.5 percent from October 2003.

For the month of October 2004, consolidated passenger revenue per available seat mile (RASM) is estimated to have increased between 0.0 and 1.0 percent compared to October 2003, while mainline RASM is estimated to have increased between 0.5 and 1.5 percent. For September 2004, consolidated RASM decreased 1.2 percent and mainline RASM decreased 1.0 percent compared to September 2003.

Continental's regional operations (Continental Express) set a record October load factor of 74.3 percent, 4.0 points above last year's October load factor. Regional RPMs were 671.6 million and regional ASMs were 903.9 million in October 2004, resulting in a traffic increase of 21.8 percent and a capacity increase of 15.2 percent versus October 2003.

Continental Airlines is the world's sixth-largest airline with more than 3,000 daily departures throughout the Americas, Europe and Asia. Continental serves 151 domestic and 120 international destinations - more than any other airline in the world - and nearly 400 additional points are served via SkyTeam alliance airlines. With 41,000 employees, the airline has hubs serving New York, Houston, Cleveland and Guam, and carries approximately 51 million passengers per year. In 2004, Continental has earned awards and critical acclaim for both its operation and its corporate culture. FORTUNE ranks Continental one of the 100 Best Companies to Work For in America, an honor it has earned for six consecutive years, and also ranks Continental as the top airline in its Most Admired Global Companies in 2004. The carrier won major awards at the 2004 OAG Airline of the Year Awards including "Airline of the Year," "Best Airline Based in North America" and "Best Executive/Business Class." For more company information, visit continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2003 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

PRELIMINARY TRAFFIC RESULTS
OCTOBER	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	3,159,437	2,960,476	6.7 Percent

International	2,358,444	1,892,945	24.6 Percent
Transatlantic	1,313,105	973,026	35.0 Percent
Latin America	550,411	478,464	15.0 Percent
Pacific	494,928	441,455	12.1 Percent

Mainline	5,517,881	4,853,420	13.7 Percent

Regional	671,567	551,200	21.8 Percent

Consolidated	6,189,448	5,404,620	14.5 Percent

AVAILABLE SEAT MILES (000)
Domestic	3,997,202	3,977,213	0.5 Percent

International	2,999,107	2,576,802	16.4 Percent
Transatlantic	1,574,299	1,240,375	26.9 Percent
Latin America	797,735	740,310	7.8 Percent
Pacific	627,073	596,117	5.2 Percent

Mainline	6,996,309	6,554,015	6.7 Percent

Regional	903,887	784,348	15.2 Percent

Consolidated	7,900,196	7,338,363	7.7 Percent

PASSENGER LOAD FACTOR
Domestic	79.0 Percent	74.4 Percent	4.6 Points

International	78.6 Percent	73.5 Percent	5.1 Points
Transatlantic	83.4 Percent	78.4 Percent	5.0 Points
Latin America	69.0 Percent	64.6 Percent	4.4 Points
Pacific	78.9 Percent	74.1 Percent	4.8 Points

Mainline	78.9 Percent	74.1 Percent	4.8 Points

Regional	74.3 Percent	70.3 Percent	4.0 Points

Consolidated	78.3 Percent	73.6 Percent	4.7 Points

ONBOARD PASSENGERS
Mainline	3,525,877	3,271,717	7.8 Points

Regional	1,251,742	1,061,051	18.0 Points

Consolidated	4,777,619	4,332,768	10.3 Points

CARGO REVENUE TON MILES (000)
Total	95,903	83,463	14.9 Percent

YEAR-TO-DATE	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	31,625,467	30,132,583	5.0 Percent

International	23,359,009	19,104,508	22.3 Percent
Transatlantic	11,329,234	8,873,756	27.7 Percent
Latin America	7,157,639	6,378,134	12.2 Percent
Pacific	4,872,136	3,852,618	26.5 Percent

Mainline	54,984,476	49,237,091	11.7 Percent

Regional	6,118,898	4,690,460	30.5 Percent

Consolidated	61,103,374	53,927,551	13.3 Percent

AVAILABLE SEAT MILES (000)
Domestic	40,833,895	39,443,014	3.5 Percent

International	29,969,902	25,907,794	15.7 Percent
Transatlantic	14,045,097	11,603,501	21.0 Percent
Latin America	9,701,397	8,676,529	11.8 Percent
Pacific	6,223,408	5,627,764	10.6 Percent

Mainline	70,803,797	65,350,808	8.3 Percent

Regional	8,603,453	6,892,996	24.8 Percent

Consolidated	79,407,250	72,243,804	9.9 Percent

PASSENGER LOAD FACTOR
Domestic	77.4 Percent	76.4 Percent	1.0 Points

International	77.9 Percent	73.7 Percent	4.2 Points
Transatlantic	80.7 Percent	76.5 Percent	4.2 Points
Latin America	73.8 Percent	73.5 Percent	0.3 Points
Pacific	78.3 Percent	68.5 Percent	9.8 Points

Mainline	77.7 Percent	75.3 Percent	2.4 Points

Regional	71.7 Percent	68.0 Percent	3.1 Points

Consolidated	76.9 Percent	74.6 Percent	2.3 Points

ONBOARD PASSENGERS
Mainline	35,645,257	33,832,167	5.4 Points

Regional	11,362,107	9,428,968	20.5 Points

Consolidated	47,007,364	43,261,135	8.7 Points

CARGO REVENUE TON MILES (000)
Total	845,459	763,007	10.8 Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
OCTOBER	2004	2003	Change
On-Time Performance[1]	87.7%	88.2%	(0.5) Points
Completion Factor[2]	99.9%	99.8%	0.1 Points

YEAR-TO-DATE	2004	2003	Change
On-Time Performance[1]	79.3%	82.9%	(3.6) Points
Completion Factor[2]	99.6%	99.4%	0.2 Points

September 2004 consolidated breakeven load factor[3,4]			86.3 Percent
October 2004 estimated year-over-year consolidated RASM change			0.0-1.0 Percent
October 2004 estimated year-over-year mainline RASM Change			0.5-1.5 Percent
October 2004 estimated average price per gallon of fuel, including fuel taxes			1.35 Dollars
October 2004 estimated consolidated breakeven load factor[3]			86 Percent
October 2004 actual consolidated load factor[5]			78.3 Percent
October 2004 estimated consolidated breakeven load factor[3]			85 Percent

YEAR-OVER-YEAR CONSOLIDATED RASM
	2003 vs. 2002	2003 vs. 2001
September	7.2 Percent	21.6 Percent
October	6.7 Percent	17.7 Percent
November	7.0 Percent	6.3 Percent
December	2.3 Percent	14.0 Percent
	2004 vs. 2003	2004 vs. 2002
January	1.7 Percent	6.1 Percent
February	(1.0) Percent	(0.3) Percent
March	6.1 Percent	(4.2) Percent
April	3.8 Percent	4.8 Percent
May	(2.0) Percent	1.5 Percent
June	1.9 Percent	4.1 Percent
July	2.9 Percent	9.8 Percent
August	(0.5) Percent	5.0 Percent
September	(1.2) Percent	6.0 Percent
October (estimated)	0.0-1.0 Percent	6.0-7.0 Percent

YEAR-OVER-YEAR MAINLINE RASM
	2003 vs. 2002	2003 vs. 2001
September	5.3 Percent	16.7 Percent
October	4.4 Percent	14.1 Percent
November	5.5 Percent	3.7 Percent
December	1.7 Percent	12.0 Percent
	2004 vs. 2003	2004 vs. 2002
January	0.9 Percent	4.5 Percent
February	(2.5) Percent	(2.9) Percent
March	4.9 Percent	(7.4) Percent
April	3.1 Percent	2.1 Percent
May	(3.0) Percent	(1.1) Percent
June	1.3 Percent	1.6 Percent
July	2.8 Percent	7.8 Percent
August	(1.1) Percent	3.2 Percent
September	(1.0) Percent	4.2 Percent
October (estimated)	0.5-1.5 Percent	5.0-6.0 Percent

1 Department of Transportation Arrivals within 14 minutes

2 Mainline Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Income related to net fair market value adjustment of trading securities net of charges related to MD-80 aircraft retirements and other items reduced the breakeven load factor by 1.4 percentage point.

5 Includes Continental Airlines and Continental Express.

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